CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Eric  M.  Kobren,   Chairman  &  President  of  Kobren  Insight  Funds  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:    AUGUST 18, 2003                 /S/ ERIC M. KOBREN
     ----------------------              ---------------------------------------
                                         Eric M. Kobren, Chairman & President
                                         (principal executive officer)

I, Eric J. Godes, Chief Financial Officer, Vice President, Treasurer & Secretary of Kobren Insight Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:    AUGUST 18, 2003                 /S/ ERIC J. GODES
     ----------------------              ---------------------------------------
                                         Eric J. Godes, Chief Financial Officer,
                                         Vice President, Treasurer & Secretary
                                         (principal financial officer)